Exhibit 99.1

Tapestry, Inc. Appoints Kevin Hourican and David Elkins to Board of Directors

NEW YORK--(BUSINESS WIRE)-- Tapestry, Inc. (NYSE: TPR), a house of iconic accessories and lifestyle brands consisting of Coach, Kate Spade, and Stuart Weitzman, today announced that Kevin Hourican, President and Chief Executive Officer of Sysco Corporation (NYSE: SYY), and David Elkins, Executive Vice President and Chief Financial Officer of Bristol Myers Squibb (NYSE: BMY), have been appointed to the Company’s Board of Directors. The appointments of Mr. Hourican and Mr. Elkins to the Board bring the membership to eleven, including ten independent directors.

Joanne Crevoiserat, Chief Executive Officer of Tapestry, Inc., said, “We are pleased to welcome Kevin and David to our Board – two proven leaders in driving global growth and transformation at scale. I am confident that their experience and insights will be invaluable, particularly at this exciting time in our company’s history. I look forward to working with them as we execute our strategic agenda and position Tapestry as a leader in innovation and shareholder returns for years to come.”

Anne Gates, Chair of the Board of Tapestry, Inc., added, “We are delighted to have two exceptional leaders join our Board. Kevin and David bring significant strategic and financial expertise, with successful track records of delivering innovation and disciplined global growth, including deep M&A experience. Their appointments further strengthen our Board, and I look forward to the positive impact they will have on our company and its future.”

Kevin Hourican

Kevin Hourican is the President and Chief Executive Officer of Sysco Corporation, the global leader in selling, marketing and distributing food products to restaurants, healthcare and educational facilities, lodging establishments and other customers who prepare meals away from home. Kevin has served as Sysco’s President and CEO and as a member of its Board of Directors since February 1, 2020, leading the Company’s large-scale, customer-focused and growth-related transformation, aimed at further improving the way Sysco supports its customers and accelerating profitable sales growth. Prior to Sysco, he served as Executive Vice President of CVS Health Corporation, a premier health innovation company, and President of CVS Pharmacy, overseeing CVS Health’s $85 billion retail business, including 9,900 retail stores and over 200,000 employees, as well as merchandising, marketing, supply chain, real estate, front store operations, pharmacy growth, pharmacy clinical care and pharmacy operations. Prior to joining CVS Health, Kevin held executive leadership roles at Macy’s, most recently serving as Senior Vice President, Regional Director of Stores, responsible for the management of 110 department stores in the Mid-Atlantic region. Kevin holds an undergraduate degree in Economics and a master’s degree in Supply Chain Management, both from The Pennsylvania State University.

Upon his appointment, Kevin Hourican said, "I am excited to be joining the Board of Directors of Tapestry, an innovative, purpose-driven company with a consumer-led approach to building enduring brands. I look forward to working with the Board and the talented Tapestry team, supporting the organization as it expands its global reach, driving customer engagement and enhanced shareholder returns."

David Elkins

David Elkins is the Executive Vice President and Chief Financial Officer of Bristol Myers Squibb (BMS), a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. In his current role, David has responsibility for Global Business Operations, which includes Business Development, Business Insights & Analytics, Global Finance, and Strategic Sourcing & Procurement. David joined BMS as a result of the acquisition of Celgene where he was Executive Vice President & Chief Financial Officer. Prior to Celgene, he served as Chief Financial Officer for Johnson & Johnson’s (J&J) Consumer Products, Medical Devices, and Corporate Functions. Before J&J, he served as Executive Vice President & CFO of Becton, Dickinson & Company, a leading global medical device company, and held roles of increasing responsibility at AstraZeneca from 1995 to 2008. He began his career in finance at The Boeing Company. David earned his B.S. degree in Economics from the University of Delaware, an M.S. degree from the University of Pennsylvania, and an M.B.A. from Drexel University.

Upon his appointment, David Elkins stated, “I’m honored to join Tapestry’s Board of Directors at this important chapter in the company’s history. Tapestry is home to iconic brands, with a track record of operational excellence. I look forward to working with the Board and leadership team to deliver on its strategic and financial growth agenda to drive sustainable growth and shareholder value.”

About Tapestry, Inc.

Our global house of brands unites the magic of Coach, kate spade new york and Stuart Weitzman. Each of our brands are unique and independent, while sharing a commitment to innovation and authenticity defined by distinctive products and differentiated customer experiences across channels and geographies. We use our collective strengths to move our customers and empower our communities, to make the fashion industry more sustainable, and to build a company that’s equitable, inclusive, and diverse. Individually, our brands are iconic. Together, we can stretch what’s possible. To learn more about Tapestry, please visit www.tapestry.com. For important news and information regarding Tapestry, visit the Investor Relations section of our website at www.tapestry.com/investors. In addition, investors should continue to review our news releases and filings with the SEC. We use each of these channels of distribution as primary channels for publishing key information to our investors, some of which may contain material and previously non-public information. The Company’s common stock is traded on the New York Stock Exchange under the symbol TPR.

This information to be made available in this press release may contain forward-looking statements based on management's current expectations. Forward-looking statements include, but are not limited to, statements regarding long term performance, statements that can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," “expectation,” “potential,” "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” “commit,” "anticipate," “goal,” “leveraging,” “sharpening,” transforming,” “creating,” accelerating,” “enhancing,” “innovation,” “drive,” “targeting,” “assume,” “plan,” “progress,” “confident,” “future,” “uncertain,” “on track,” “achieve,” “strategic,” “growth,” “view,” “vision,” “we can stretch what’s possible,” “futurespeed,” or comparable terms. Future results may differ materially from management's current expectations, based upon a number of important factors, including risks and uncertainties such as the impact of economic conditions, recession and inflationary measures, the impact of the Covid-19 pandemic, risks associated with operating in international markets and our global sourcing activities, the ability to anticipate consumer preferences and retain the value of our brands, including our ability to execute on our e-commerce and digital strategies, the ability to successfully implement the initiatives under our 2025 growth strategy, the effect of existing and new competition in the marketplace, our ability to control costs, the effect of seasonal and quarterly fluctuations on our sales or operating results; the risk of cybersecurity threats and privacy or data security breaches, our ability to protect against infringement of our trademarks and other proprietary rights, the impact of tax and other legislation, the risks associated with potential changes to international trade agreements and the imposition of additional duties on importing our products, our ability to achieve intended benefits, cost savings and synergies from acquisitions including our proposed acquisition of Capri Holdings Limited (“Capri”), the anticipated impact of the proposed acquisition of Capri on the combined company’s business and future financial and operating results, the anticipated closing date for the proposed acquisition of Capri, the satisfaction of the conditions precedent to consummation of the proposed acquisition of Capri, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner, the impact of pending and potential future legal proceedings, and the risks associated with climate change and other corporate responsibility issues, etc. In addition, purchases of shares of the Company’s common stock will be made subject to market conditions and at prevailing market prices. Please refer to the Company’s latest Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors. The Company assumes no obligation to revise or update any such forward-looking statements for any reason, except as required by law.

Contacts
Tapestry, Inc.
Media:
Andrea Shaw Resnick
Chief Communications Officer 212/629-2618
aresnick@tapestry.com

Analysts and Investors:
Christina Colone
Global Head of Investor Relations 212/946-7252
ccolone@tapestry.com
Kelsey Mueller Investor Relations 212/946-8183
kmueller@tapestry.com

Source: Tapestry, Inc

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Kevin Hourican (Photo: Business Wire)	David Elkins (Photo: Business Wire)